File 497(e)
                                                           File Nos.:    2-85378
                                                                        811-3462

SUPPLEMENT DATED APRIL 25, 2003
TO PROSPECTUS DATED APRIL 30, 2002

     The accompanying Prospectus of The Flex-funds (the "Trust") dated April 30, 2002 (the "Prospectus") lists Matrix Asset Advisors, Inc. ("Matrix") as sector adviser to the financial sector of the Growth Stock Portfolio (the "Portfolio"), in which all of the investable assets of The Highlands Growth Fund(R) (the "Fund") were invested. On April 11, 2003, the Portfolio was terminated and its assets were distributed on a pro rata basis to the Fund and the other feeder fund invested in the Portfolio.

     Effective April 25, 2003, Sector Capital Management, L.L.C. has selected, with the approval of the Trustees of the Trust, Clover Partners L.P. ("Clover") as sector adviser to manage the assets of the Fund representing the financial sector. Accordingly, the paragraph headed "Matrix Asset Advisors, Inc." on page 37 of the Prospectus is deleted in its entirety and replaced by the following paragraph:

     "CLOVER PARTNERS LP serves as sector adviser to the financial sector of The Highlands Growth Fund(R). Clover Partners is a registered investment adviser that has provided investment management services to pension and profit sharing plans, trusts, charitable organizations and other institutions. Since its inception in December 1999, Clover Partners has also served as a manager of alternative assets for many high net worth individuals, corporations, pension and profit sharing plans, as well as other institutions. As of December 31, 2002, Clover Partners managed approximately $39 million in assets. Michael C. Mewhinney, who is a founding member and senior partner, is the portfolio manager primarily responsible for the daily management of those assets of The Highlands
     Growth Fund(R) allocated to Clover Partners. Prior to founding Clover Partners, Mr. Mewhinney was principal and portfolio manager for Barrow, Hanley, Mewhinney & Strauss, an investment adviser, for approximately 25 years. Clover Partners' executive offices are located at 2100 McKinney Avenue, Suite 1500, Dallas, TX 75201."

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.